UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

KKR ACQUISITION HOLDINGS I CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40225	86-1506732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, Suite 7500, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable Warrant	KAHC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	KAHC	The New York Stock Exchange
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	KAHC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2022, the board of directors (the “Board”) of KKR Acquisition Holdings I Corp. (the “Company”) increased the size of the Board from five to six directors and appointed Stephanie Plaines as an independent director, effective immediately. Ms. Plaines will serve as a Class A director whose term will expire at the Company’s 2022 annual meeting of stockholders. In addition, the Board appointed Ms. Plaines to serve on the Company’s audit committee in place of Glenn Murphy, who stepped down from the audit committee. Following these changes, the audit committee now consists of  Kimberly Ross (chair), Meghan Frank and Ms. Plaines, all of whom have been found to be independent pursuant to the corporate governance standards of the New York Stock Exchange and the Securities and Exchange Commission.

Ms. Plaines served as Executive Vice President and Chief Financial Officer of Jones Lange LaSalle Incorporated (“JLL”) from March 2019 to November 2020. Prior to joining JLL, Ms. Plaines was the US Retail CFO at Starbucks Corporation from 2017 to 2018. Ms. Plaines is an accomplished executive with more than 25 years of experience within the retail and consumer goods industry, previously holding senior financial positions of increasing responsibility at Walmart, Ahold-Delhaize, PepsiCo and UBS Corporation. Ms. Plaines currently serves as a director of Nielsen Holdings plc and is a member of the Audit Committee. She earned her BS in Finance from the University of Florida and MBA from the University of Texas at Austin.

Ms. Plaines will receive $20,000 per month starting February 2022 for her board service.

Ms. Plaines was not appointed to the Board pursuant to any arrangement or understanding with any other person. Ms. Plaines has no family relationship with any of our directors or executive officers. There have been no transactions regarding Ms. Plaines that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2022
KKR ACQUISITION HOLDINGS I CORP.

	By:	/s/ Glenn Murphy
	Name:	Glenn Murphy
	Title:	Executive Chairman and Chief Executive Officer